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                                               FILED PURSUANT TO RULE 424(b)(3)
                                                            FILE NOS. 333-46983
                                                                   333-46983-01
                                                                   333-46983-02
                                                                   333-46983-03


                         L-3 COMMUNICATIONS CORPORATION


           SUPPLEMENT NO. 5 TO PROSPECTUS DATED MAY 22, 1998 FOR THE
                   10 3/8% SENIOR SUBORDINATED NOTES DUE 2007


           SUPPLEMENT NO. 2 TO PROSPECTUS DATED MAY 22, 1998 FOR THE
                   8 1/2% SENIOR SUBORDINATED NOTES DUE 2008



                THE DATE OF THIS SUPPLEMENT IS DECEMBER 15, 1998



    ON NOVEMBER 16, 1998, L-3 COMMUNICATIONS CORPORATION FILED THE ATTACHED
     QUARTERLY REPORT ON FORM 10Q FOR THE QUARTER ENDED SEPTEMBER 30, 1998